     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 1999

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             SOFTNET SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

                      DELAWARE                                                 11-1817252
  (State or other jurisdiction of incorporation or                (I.R.S. Employer Identification No.)
                    organization)

                           --------------------------

                         650 TOWNSEND STREET, SUITE 225
                            SAN FRANCISCO, CA 94103
                                 (415) 365-2500

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                           --------------------------

                           DR. LAWRENCE B. BRILLIANT
              VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             SOFTNET SYSTEMS, INC.
                         650 TOWNSEND STREET, SUITE 225
                            SAN FRANCISCO, CA 94103
                                 (415) 365-2500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

                  NORA L. GIBSON, ESQ.                                    GREGORY K. MILLER, ESQ.
            Brobeck, Phleger & Harrison LLP                                   Latham & Watkins
             One Market, Spear Street Tower                          505 Montgomery Street, Suite 1900
                San Francisco, CA 94105                                   San Francisco, CA 94111
                     (415) 442-0900                                            (415) 391-0600

                         ------------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this registration statement becomes effective.
                           --------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-74767

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                             PROPOSED MAXIMUM    PROPOSED MAXIMUM
        TITLE OF EACH CLASS OF              AMOUNT TO         OFFERING PRICE        AGGREGATE           AMOUNT OF
     SECURITIES TO BE REGISTERED         BE REGISTERED(1)       PER SHARE         OFFERING PRICE     REGISTRATION FEE
Common Stock, $0.01 par value.........       575,000              $33.00           $18,975,000            $5,276

(1) Includes 75,000 shares of common stock which the underwriters have an option to purchase from SoftNet to cover over-allotments, if any.
                         ------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT NO. 333-74767

    SoftNet Systems, Inc. (the "Company") hereby incorporates by reference into this Registration Statement in its entirety the Registration Statement No. 333-74767 filed with the Securities and Exchange Commission (the "Commission") on March 19, 1999, as amended by Amendment No. 1 thereto filed with the Commission March 30, 1999, as further amended by Amendment No. 2 thereto filed with the Commission on April 22, 1999, including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in San Francisco, California on April 23, 1999.

                                SOFTNET SYSTEMS, INC.

                                By:           /s/ DOUGLAS S. SINCLAIR
                                     -----------------------------------------
                                                Douglas S. Sinclair
                                              CHIEF FINANCIAL OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------


     /s/ RONALD I. SIMON*
------------------------------  Chairman of the Board         April 23, 1999
       Ronald I. Simon

     /s/ DR. LAWRENCE B.
          BRILLIANT*            Vice Chairman of the
------------------------------    Board, President and        April 23, 1999
  Dr. Lawrence B. Brilliant       Chief Executive Officer

      /s/ IAN B. AARON*         Vice President, President
------------------------------    of ISP Channel, Inc. and    April 23, 1999
         Ian B. Aaron             Director

   /s/ DOUGLAS S. SINCLAIR
------------------------------  Chief Financial Officer       April 23, 1999
     Douglas S. Sinclair

    /s/ MARK A. PHILLIPS*
------------------------------  Treasurer and Chief           April 23, 1999
       Mark A. Phillips           Accounting Officer

    /s/ EDWARD A. BENNETT*
------------------------------  Director                      April 23, 1999
      Edward A. Bennett

     /s/ SEAN P. DOHERTY*
------------------------------  Director                      April 23, 1999
       Sean P. Doherty

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

  /s/ ROBERT C. HARRIS, JR.*
------------------------------  Director                      April 23, 1999
    Robert C. Harris, Jr.

  By:  /s/ DOUGLAS S. SINCLAIR
       ---------------------------------------
       Attorney-in-Fact

                                 EXHIBIT INDEX

  EXHIBIT                                                   DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------------
       5.1   Opinion of Brobeck, Phleger & Harrison LLP

      23.1   Consent of PricewaterhouseCoopers LLP

      23.2   Consent of Brobeck, Phleger & Harrison LLP (included in Exhibit 5.1)